UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 19, 2020

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11840	36-3871531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

(847) 402-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALL	New York Stock Exchange Chicago Stock Exchange
5.100% Fixed-to-Floating Rate Subordinated Debentures due 2053	ALL.PR.B	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 5.625% Noncumulative Preferred Stock, Series G	ALL PR G	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 5.100% Noncumulative Preferred Stock, Series H	ALL PR H	New York Stock Exchange
Depositary Shares represent 1/1,000th of a share of 4.750% Noncumulative Preferred Stock, Series I	ALL PR I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01. Other Events.

On November 19, 2020, The Allstate Corporation (the “Registrant”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Loop Capital Markets LLC, Academy Securities, Inc., Samuel A. Ramirez & Company, Inc. and Siebert Williams Shank & Co., LLC, as representatives of the several underwriters named therein, with respect to the offer and sale by the Registrant of $600,000,000 aggregate principal amount of its 0.750% Senior Notes due 2025 (the “2025 Senior Notes”) and $600,000,000 aggregate principal amount of its 1.450% Senior Notes due 2030 (the “2030 Senior Notes” and, together with the 2025 Senior Notes, the “Senior Notes”). The offering and sale of the Senior Notes were registered under the Registrant’s registration statement on Form S-3 (File No. 333-224541) (the “Registration Statement”).

On November 24, 2020, the Registrant closed the public offering of the Senior Notes.

The Senior Notes were issued pursuant to an Indenture, dated as of December 16, 1997, between the Registrant and U.S. Bank National Association (successor in interest to State Street Bank and Trust Company), as trustee (the “Trustee”), as amended by the Third Supplemental Indenture, dated as of July 23, 1999, and the Sixth Supplemental Indenture, dated as of June 12, 2000, and as supplemented by the Twenty-Fourth Supplemental Indenture, with respect to the 2025 Senior Notes (the “Twenty-Fourth Supplemental Indenture”), and the Twenty-Fifth Supplemental Indenture, with respect to the 2030 Senior Notes (the “Twenty-Fifth Supplemental Indenture”), each dated as of November 24, 2020.

The Senior Notes are senior unsecured obligations of the Registrant and rank equally with all unsecured and unsubordinated indebtedness of the Registrant from time to time outstanding. The 2025 Senior Notes will bear interest at a fixed rate equal to 0.750% per annum and the 2030 Senior Notes will bear interest at a fixed rate equal to 1.450% per annum. The Registrant will pay interest on the Senior Notes semi-annually in arrears on June 15 and December 15 of each year, beginning on June 15, 2021. The 2025 Senior Notes will mature on December 15, 2025 and the 2030 Senior Notes will mature on December 15, 2030.

The following documents are being filed with this Current Report on Form 8-K and are incorporated herein by reference: (i) the Underwriting Agreement; (ii) the Twenty-Fourth Supplemental Indenture; (iii) the Twenty-Fifth Supplemental Indenture; (iv) the Form of the 2025 Senior Notes; (v) the Form of the 2030 Senior Notes; and (vi) the validity opinion and consent of Willkie Farr & Gallagher LLP with respect to the Senior Notes.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 19, 2020, among the Registrant and Loop Capital Markets LLC, Academy Securities, Inc., Samuel A. Ramirez & Company, Inc. and Siebert Williams Shank & Co., LLC, as representatives of the several underwriters named therein.

4.1	Twenty-Fourth Supplemental Indenture, dated as of November 24, 2020, between the Registrant and the Trustee, including the form of the 2025 Senior Notes as Exhibit A.

4.2	Twenty-Fifth Supplemental Indenture, dated as of November 24, 2020, between the Registrant and the Trustee, including the form of the 2030 Senior Notes as Exhibit A.

4.3	Form of the 2025 Senior Notes (included as Exhibit A to Exhibit 4.1 above).

4.4	Form of the 2030 Senior Notes (included as Exhibit A to Exhibit 4.2 above).

5.1	Opinion of Willkie Farr & Gallagher LLP with respect to the Senior Notes.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ Daniel G. Gordon
Name:	Daniel G. Gordon
Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: November 24, 2020